                                                                  EXHIBIT 10.2

                            ASSET PURCHASE AGREEMENT
                             (Insight Claims System)

         This Asset Purchase Agreement (this "Agreement") is entered into as of the 29th day of December, 2000 (the "Effective Date"), by and between MEGA Life and Health Insurance Company ("MEGA"), and HealthAxis.com, Inc. ("HealthAxis").

         WHEREAS, MEGA, operating through its Student Insurance division ("Student Insurance") is the owner of all rights in and to a certain computer software system known as the Insight Claims System (herein so called), which has been developed by Student Insurance for performance of various administrative and claims processing functions in its student insurance business; and

           WHEREAS, HealthAxis desires to acquire full ownership of all right, title and interest of MEGA in the Insight Claims System for the purpose of commercializing the system as a browser-based administration and claims processing system for license and/or resale in the health insurance payer market; and

         WHEREAS, MEGA has agreed to sell HealthAxis all of such right, title and interest on the terms provided herein.

         NOW, THEREFORE, for and in consideration of the payment of the Purchase Price, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

         1. Purchase and Sale of Assets. MEGA does hereby sell to HealthAxis, and HealthAxis does hereby purchase from MEGA, full ownership of all right, title and interest of MEGA in the Insight Claims System, including all source code and object code versions, as well as all documentation that are required for the operation of the claims system. The currently existing Insight Claims System which is being acquired by HealthAxis is more fully described on Exhibit "A" attached hereto and incorporated herein by reference. MEGA expressly agrees that the sale of the Insight Claims System under this Agreement constitutes a complete transfer of all of its rights, title and interest with respect to the system and that MEGA reserves no rights to use, market or otherwise further transfer the system. Without limiting the generality of the foregoing, MEGA hereby sells, transfers, assigns, waives, and/or sublicenses any and all Moral Rights (as defined below) MEGA may have in or with respect to the Insight Claims System to the maximum extent permitted under the laws of any relevant jurisdiction worldwide. For purposes of this Section "Moral Rights" means any right to (i) divulge a copyrighted work to the public; (ii) retract a copyrighted work from the public; (iii) claim authorship of a copyrighted work;
(iv) object to any distortion, mutilation or other modification of a copyrighted work; or (v) any and all similar rights, existing under the law of any jurisdiction in the world, or under any treaty.

         2. Purchase Price. The Purchase Price payable by HealthAxis to MEGA shall be One Million Six Hundred Thousand Dollars ($1,600,000.00) (the "Purchase Price"). The Purchase Price shall be payable in cash within thirty (30) days of the Effective Date of this Agreement. Payment of the Purchase Price shall be the entire consideration payable by HealthAxis to MEGA for the system, and this Agreement does not transfer, and HealthAxis does not assume, any liabilities, costs, debts, claims and/or obligations of MEGA relating to the Insight Claims System or otherwise.

         3. Representations and Warranties of MEGA; Disclaimer. MEGA hereby warrants and represents to HealthAxis as follows:

                  (a) Organization and Corporate Power. MEGA is a corporation duly incorporated and validly existing under the laws of the State of Oklahoma, and has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated herein. Student Insurance is a distinct operating division of MEGA with no separate existence as a legal entity.

                  (b) Authorization. The execution, delivery, and performance by MEGA of this Agreement have been duly and validly authorized by all necessary corporate action of MEGA, and this Agreement, when executed and delivered by the parties thereto, will constitute the legal, valid, and binding obligation of MEGA enforceable against MEGA in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, and similar statutes affecting creditors' rights generally and judicial limits on equitable remedies.

                  (c) No Conflict with Other Instruments or Agreements. The execution, delivery, and performance by MEGA of this Agreement is not in conflict with, and will not result in a breach or violation of, or constitute a default under, any material agreement to which MEGA or Student Insurance is a party, or by which MEGA or Student Insurance is bound.

                  (d) Title to Insight Claims System. MEGA has good and marketable title in and to the Insight Claims System in its own name, or in the name of Student Insurance, including any patents, patent applications, service marks, trade names, trademarks, trademark applications, copyrights, copyright applications, trade secrets, know-how, data or other proprietary or intellectual property rights included in the system, and such are not subject to any mortgage, pledge, lien, lease, claim, encumbrance, charge, security interest, royalty obligations or other interest or claim of any kind or nature whatsoever. The system does not include any inventions of any of MEGA's officers, employees or consultants made or owned prior to their appointment by MEGA. All current or former employees and consultants have assigned in writing all of their rights in the intellectual property rights related to the system to MEGA. No current or former employee or consultant of MEGA owns or has claimed an interest in any intellectual property rights related to the system.

                  (e) Governmental Authorities. Except as may be herein disclosed, (i) MEGA is not required to submit any notice, report, or other filing with any governmental or regulatory authority in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein, and (ii) no consent, approval, or authorization of any governmental or regulatory authority is required to be obtained by MEGA or any affiliate in connection with MEGA's execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated herein.

                  (f) Litigation; Third Party Rights. There are no actions, suits, proceedings, or governmental investigations or inquiries pending or, to the knowledge of MEGA, threatened against MEGA or Student Insurance or any of its properties, assets, operations, or businesses that might delay, prevent, or hinder the consummation of the transactions contemplated herein. MEGA has no knowledge of any claims or facts or circumstances that the Insight Claims System may in any way infringe or conflict with the rights of any third party whatsoever.

                  (g) Disclaimer of Other Representations and Warranties. Except for the express warranties stated above, MEGA makes no other representations or warranties whatsoever, express or implied, with regard to the Insight Claims System, including any warranties of merchantability or fitness for a particular use. HealthAxis has had an adequate opportunity to inspect the Insight Claims System and is familiar with it by virtue of various technology outsourcing and consulting services provided by HealthAxis to MEGA, including services directly related to the development of the system on behalf of MEGA. Accordingly, HealthAxis hereby accepts the Insight Claims System "AS IS, WITH ALL FAULTS", and acknowledges that MEGA has not made, and does not make, any representation or warranty whatsoever as to the quality, attributes or functionality of the system (including, but not limited to, the attributes and functionality shown on Exhibit "A" which has been prepared by HealthAxis and not by MEGA), or with respect to any bugs or defects that may be contained therein.

         4. Representations and Warranties of HealthAxis. HealthAxis hereby warrants and represents to MEGA as follows:

                  (a) Organization and Corporate Power. HealthAxis is a corporation duly incorporated and validly existing under the laws of the State of Pennsylvania, and has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated herein.

                  (b) Authorization. The execution, delivery, and performance by HealthAxis of this Agreement have been duly and validly authorized by all necessary corporate action of HealthAxis, and this Agreement, when executed and delivered by the parties thereto, will constitute the legal, valid, and binding obligation of HealthAxis enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, and similar statutes affecting creditors' rights generally and judicial limits on equitable remedies.

                  (c) No Conflict with Other Instruments or Agreements. The execution, delivery, and performance by HealthAxis of this Agreement will not result in a breach or violation of, or constitute a default under any material agreement to which HealthAxis is a party or by which HealthAxis is bound.

                  (d) Governmental Authorities. Except as may be herein disclosed, (i) HealthAxis is not required to submit any notice, report, or other filing with any governmental or regulatory authority in connection with the execution and delivery by HealthAxis of this Agreement and the consummation of the purchase, and (ii) no consent, approval, or authorization of any governmental or regulatory authority is required to be obtained by HealthAxis or any affiliate in connection with its execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated herein.

                  (e) Litigation. There are no actions, suits, proceedings, or governmental investigations or inquiries pending or, to the knowledge of HealthAxis, threatened against HealthAxis or its properties, assets, operations, or businesses that might delay, prevent, or hinder the consummation of the transactions contemplated herein.

         5. Closing. The purchase and sale contemplated herein shall be closed simultaneously with the execution hereof to be effective as of the Effective Date. Upon execution hereof, the Purchase Price shall become unconditionally due and payable in the time and manner specified in Section 2 above. At the closing, or at such other time and place as the parties to this Agreement may mutually agree, MEGA shall deliver to HealthAxis the Insight Claims System (including without limitation, all source code thereto and programmers' notes, test scripts, build scripts and any and all other documentation and information necessary and useful to understanding and using the system which are in MEGA's possession or control), and such other documents as may be reasonably required to effect a valid transfer of the system to HealthAxis, free and clear of any and all liens, claims or encumbrances.

         6. Confidentiality. From and after the Effective Date, all technical and other information directly relating to the Insight Claims System and intellectual property rights pertaining thereto shall at all times be and remain the sole and exclusive property of HealthAxis. At all times after the Effective Date, MEGA shall retain in strictest confidence, and shall not disclose to third parties or use for its benefit or for the benefit of any third party, any such confidential information and intellectual property rights assigned under this Agreement. Any subsequent use or licensing of the system by MEGA or Student Insurance shall be subject to a license or other agreement to be entered into between the parties upon mutually acceptable terms.

         7. Disclosure and Reporting. The parties acknowledge that both HealthAxis and MEGA and/or certain of their affiliates may be required to publicly disclose and/or otherwise report this Agreement and the transactions to be consummated herein by virtue of the transactions being among related parties, material, or otherwise reportable or disclosable. The parties agree to fully cooperate to the extent necessary to meet any such disclosure or reporting requirements.

         8. Entire Agreement; Binding Nature. This Agreement contains the entire understanding between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Agreement. This Agreement may be amended, modified, or supplemented only by a written agreement signed by MEGA and HealthAxis. This Agreement shall be binding upon the successors and assigns of the parties hereto.

         9. Indemnification. In the event HealthAxis subsequently licenses or resells the Insight Claims System or any portion thereof to a third party, HealthAxis shall be solely responsible for performance of the system and agrees to indemnify and hold MEGA harmless from any claims that any such third party may make against MEGA regarding bugs, defects or failures of the system, and for any losses, damages or liability that may be suffered or incurred by MEGA arising out of any such third party claims.

        10. Attorney Fees. In the event an arbitration, suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

        11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

        12. Arbitration. If at any time during the term of this Agreement any dispute, difference, or disagreement shall arise upon or in respect of the Agreement, and the meaning and construction hereof, every such dispute, difference, and disagreement shall be referred to a single arbiter agreed upon by the parties, or if no single arbiter can be agreed upon, an arbiter or arbiters shall be selected in accordance with the rules of the American Arbitration Association and such dispute, difference, or disagreement shall be settled by arbitration in accordance with the then prevailing commercial rules of the American Arbitration Association, and judgment upon the award rendered by the arbiter may be entered in any court having jurisdiction thereof.

        13. Presumption. This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

        14. Further Action. The parties agree to execute, acknowledge and deliver any further assignments, conveyances and other assurances, documents and instruments of transfer, consistent with the terms of this Agreement, which are reasonably requested by the other party and to take any other action, consistent with the terms of this Agreement, that may be reasonably requested for the purpose of assigning, transferring, granting, conveying, and confirming to HealthAxis or reducing to its possession, any or all of the rights and interests in the Insight Claims System being transferred and assigned herein.

        15. Savings Clause. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date stated above.

MEGA:
----

MEGA Life and Health Insurance Company,
an Oklahoma corporation


By:
     ------------------------------

     ------------------------------
     Its:
         --------------------------


HealthAxis:
----------

HealthAxis.com, Inc.,
a Pennsylvania corporation


By:
     ------------------------------

     ------------------------------
     Its:
         --------------------------


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

                                   EXHIBIT "A"

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                              Insight Claims System

The existing Insight Claims System is a computer system that was developed to provide Student Insurance the tools necessary to perform claims administration accurately and efficiently.

1) The interfaces (data maintenance and imports) to setup the information to control the adjudication processes described below. This includes the setup of benefit control information, the setup of PPO agreements, providers, and fee schedules, and the import of industry standard codes and 'usual and customary' tables.

2) The entry or import of claim information used to support the claims process. This includes paper claim bills (HCFAs, UB92, Super-Bills), paper ledgers (bulk claims), e-claims (Envoy, HAIS), e-ledgers, referrals, and various non-bill correspondence.

3) The processing of the claims information with a high level of automation. Current functionality for processing a claim includes:
     a) identifying and matching the insured, the provider, the claim-occurrence, and the policy;
     b)  trapping claims subject to Technical Claims and Special Investigation;
     c) examining claims for: duplicates, pre-existing conditions, required coverage, and PPO re-pricing; generating requests for re-pricing from external entities; automatically releasing pending claims when coverage is received;
     d) automatically calculating the benefits, considering re-priced claims, usual and customary, limits, deductibles, products purchased, policy exclusions, benefit variations based on types of injuries, referrals received, and many other factors that in over 500 variations (client-policies) defined each year. In addition, automatically determining payees and EOB destinations;
     e)  auditing of the results from both automated and manual processes; and
     f)  providing some mechanisms for manually processing a claim.

     These functions are integrated with the existing 'Insight Bid & Policy' and 'Insight Financial' modules.

4) The generation of checks with EOBs, ledger reports. In addition, the generation of claims letters, with automated 2nd request and follow-up procedures.

5) Some mechanisms to support positive-pay feeds to the bank (as well as imports from several external entities for generating positive-pay).

6) A Customer Service interface providing access to claims information. Support for logging calls. The ability to update insured information.

The technical environment for this system was constructed using Microsoft products. This system was developed as a 3 tier application using Visual Basic, Microsoft Transaction Server (MTS) as the middle-tier and Microsoft SQL Server as the database. The client interface for this application works with both Microsoft Windows and NT while the MTS and SQL Servers run on a Microsoft NT platform.

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